T. ROWE PRICE
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International Index Fund, Inc.
     T. Rowe Price International Equity Index Fund

 Supplement to prospectus dated October 31, 2000
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 The fund will begin operations on November 30, 2000. However, it will accept purchase and exchange orders during a subscription period from November 1, 2000, to November 29, 2000. During this period, you may submit a purchase request by:

 . Check. Fill out the New Account Form and follow the "Opening a New Account" instructions on page 20 of the prospectus. Subscriptions received by November 29, 2000, will be initially invested in the T. Rowe Price Prime Reserve Fund, a money market fund. On November 30, 2000, your original and any subsequent investments plus any dividends earned will be automatically exchanged into the International Equity Index Fund at a price of $10 per share.

  . Exchange. Call Shareholder Services to place your exchange order. Your investment will remain in your existing fund until November 30, 2000, at which time your exchange will be automatically made into the International Equity Index Fund at a price of $10 per share. Remember that the value of your existing fund may fluctuate between the time you place your order and the exchange date.

  . You may also purchase shares of the fund on or after November 30, 2000, via exchange or any of the methods outlined in the prospectus.
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 The date of this supplement is October 31, 2000.
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 F135-041 10/31/00